    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 9, 1999
                                                      REGISTRATION NO. 333-85451
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                 POST-EFFECTIVE
                               AMENDMENT NO. 2 TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                   ON FORM S-8
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                                 PXRE GROUP LTD.
             (Exact name of registrant as specified in its charter)

                                     BERMUDA
                          (State or other jurisdiction
                        of incorporation or organization)

                                [NOT APPLICABLE]
                      (I.R.S. Employer Identification No.)

                                 99 FRONT STREET
                                 HAMILTON HM 12
                                     BERMUDA
                    (Address of principal executive offices)

                          EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)

                                  JAMES F. DORE
              EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                                 PXRE GROUP LTD.
                                    SUITE 231
                                12 CHURCH STREET
                                 HAMILTON HM 11
                                     BERMUDA
                                 (441) 296-5858
                 (Name, address and telephone number, including
                        area code, of agent for service)

                                -----------------

                         CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------------
    Title of securities to be registered        Amount to be         Proposed        Proposed maximum       Amount of
                                                 registered           maximum       aggregate offering     registration
                                                                  offering price          price                fee
                                                                     per share
-------------------------------------------------------------------------------------------------------------------------
                 See Below                          N/A*               N/A*                N/A*                N/A*
-------------------------------------------------------------------------------------------------------------------------

(1) No additional securities are to be registered and registration fees were paid upon the filing of the original Registration Statement No. 333-85451. Therefore, no further registration fee is required.

                              EXPLANATORY NOTES

     This Post-Effective Amendment No. 2 on Form S-8 to the Registration Statement No. 333-85451 on Form S-4 (the "PXRE Group Registration Statement") is being filed for the purpose of filing two exhibits that were inadvertently omitted in Post-Effective Amendment No. 1, filed on November 2, 1999.

ITEM 8.  EXHIBITS

         4.1 Memorandum of Association of the Registrant (Exhibit 3.1 to the Registrant's Registration Statement on Form S-4 dated August 18, 1999 (Registration No. 333-85451) and incorporated herein by reference).

         4.2 Bye-Laws of the Registrant (Exhibit 3.2 to the Registrant's Registration Statement on Form S-4 dated August 18, 1999 (Registration No. 333-85451) and incorporated herein by reference).

         4.3 Form of Specimen Common Share certificate, par value $1.00 per share, of the Registrant (Exhibit 4.1 to the Registrant's Registration Statement on Form S-4 dated August 18, 1999 (Registration No. 333-85451) and incorporated herein by reference).

         4.4 Employee Stock Purchase Plan, as amended (Appendix A to PXRE Delaware's Proxy Statement dated April 23, 1993, and incorporated herein by reference). (M)

         4.5      Employee Stock Purchase Plan (as Amended and Restated). (M)

         23.1 Consent of PricewaterhouseCoopers as to financial statements of PXRE Group (Exhibit 23.1 to the Registrant's Registration Statement on Form S-4 dated August 18, 1999 (Registration No. 333-85451) and incorporated herein by reference).

         23.2 Consent of PricewaterhouseCoopers LLP as to financial statements of PXRE Delaware (Exhibit 23.2 to the Registrant's Registration Statement on Form S-4 dated August 18, 1999 (Registration No. 333-85451) and incorporated herein by reference).

          24      Powers of Attorney.

-----------------------

  (M) Indicates a management contract or compensatory plan or arrangement in which the directors and/or executive officers of PXRE participate.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Hamilton, Bermuda, on November 9, 1999.

                                             PXRE GROUP LTD.
                                             (Registrant)

                                             By /s/ Gerald L. Radke
                                               ------------------------------
                                               Gerald L. Radke
                                               Chairman of the Board,
                                               President and Chief
                                               Executive Officer

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURE                                    TITLE                                         DATE
By /s/ Gerald L. Radke                  Chairman of the Board,                                November 9, 1999
  ----------------------------          President, Chief Executive Officer and
   Gerald L. Radke                      Director (Principal Executive Officer)

By /s/ James F. Dore                    Executive Vice President and                          November 9, 1999
  ----------------------------          Chief Financial Officer (Principal
   James F. Dore                        Financial Officer and Principal
                                        Accounting Officer)

By             *                        Director                                              November 9, 1999
  ----------------------------
   F. Sedgwick Browne

By                                      Director                                              November __, 1999
  ----------------------------
   Robert W. Fiondella



By             *                        Director                                              November 9, 1999
  ----------------------------
   Franklin D. Haftl



By             *                        Director                                              November 9, 1999
  ----------------------------
   Bernard Kelly



By             *                        Director                                             November 9, 1999
  ----------------------------
   Wendy Luscombe



By             *                        Director                                             November 9, 1999
  ----------------------------
   Philip R. McLoughlin




By             *                        Director                                             November 9, 1999
  ----------------------------
   David W. Searfoss



By             *                        Director                                             November 9, 1999
  ----------------------------
   Wilson Wilde




                                             *By: /s/ Gerald L. Radke
                                                 ---------------------
                                                 Gerald L. Radke
                                                 Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit                                                                              Sequentially
Number        Document                                                           Numbered Page
-------       --------                                                           -------------
  4.1         Memorandum of Association of the Registrant (Exhibit 3.1 to
              the Registrant's Registration Statement on Form S-4 dated
              August 18, 1999 (Registration No. 333-85451) and incorporated herein by reference).

  4.2         Bye-Laws of the Registrant (Exhibit 3.2 to the Registrant's
              Registration Statement on Form S-4 dated August 18, 1999
              (Registration No. 333-85451) and incorporated herein by reference).

  4.3 Form of Specimen Common Share certificate, par value $1.00 per share, of the Registrant (Exhibit 4.1 to the Registrant's
              Registration Statement on Form S-4 dated August 18, 1999
              (Registration No. 333-85451) and incorporated herein by reference).

  4.4         Employee Stock Purchase Plan, as amended (Appendix A to PXRE
              Delaware's Proxy Statement dated April 23, 1993, and incorporated herein by reference). (M)

  *4.5        Employee Stock Purchase Plan (as Amended and Restated). (M)

  23.1 Consent of PricewaterhouseCoopers as to financial statements of PXRE Group (Exhibit 23.1 to the Registrant's Registration
              Statement on Form S-4 dated August 18, 1999 (Registration No.
              333-85451) and incorporated herein by reference).

  23.2 Consent of PricewaterhouseCoopers LLP as to financial statements of PXRE Delaware (Exhibit 23.2 to the Registrant's
              Registration Statement on Form S-4 dated August 18, 1999
              (Registration No. 333-85451) and incorporated herein by reference).

  *24         Powers of Attorney.

-----------------------

    *  Filed herewith

  (M) Indicates a management contract or compensatory plan or arrangement in which the directors and/or executive officers of PXRE participate.